The Mosaic Company Earnings Conference Call – Third Quarter 2016 November 1, 2016 Joc O’Rourke, President and Chief Executive Officer Rich Mack, Executive Vice President and Chief Financial Officer Dr. Mike Rahm, Vice President Market and Strategic Analysis Laura Gagnon, Vice President Investor Relations

Safe Harbor Statement This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Wa’ad Al Shamal Phosphate Company (also known as MWSPC) and other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the ability of MWSPC to obtain additional planned funding in acceptable amounts and upon acceptable terms, the timely development and commencement of operations of production facilities in the Kingdom of Saudi Arabia, the future success of current plans for MWSPC and any future changes in those plans; difficulties with realization of the benefits of our long term natural gas based pricing ammonia supply agreement with CF Industries, Inc., including the risk that the cost savings initially anticipated from the agreement may not be fully realized over its term or that the price of natural gas or ammonia during the term are at levels at which the pricing is disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; the effect of future product innovations or development of new technologies on demand for our products; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including expansion of the types and extent of water resources regulated under federal law, carbon taxes or other greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, or the costs of the MWSPC, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events, sinkholes or releases of hazardous or volatile chemicals; and risks associated with cyber security, including reputational loss, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. 2

Meaningful Steps to Create Long Term Value 3 Brazi l • Anticipated H2 Improvement starting to materialize. • Actions taken allowed to capitalize on improvement. • Brazil centered growth strategy paying off.

Market Update

Positive Potash Developments  Solid on-farm demand  Destocking of channel inventories  Optimization of operations 5 175 200 225 250 275 300 325 350 375 400 425 Jan-14 Jul-14 Dec-14 Jul-15 Dec-15 Jun-16 $ Tonne Source: Argus FMB Potash Prices fob NOLA c&f Brazil

0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun 2015/16 2016/17 Mil Tons KCl North American MOP Stocks MIN MAX Range (09/10-15/16) 2015/16 2016/17F 7-Yr Olympic Average Source: IPNI and Mosaic Lower Projected NA Producer Inventories 6 Producer stocks projected to drop from highest June 30 level on record . . . . . . to a level near the bottom end of the seven year range

Expect Rebound in Global Shipments in 2017 7 25 30 35 40 45 50 55 60 65 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16E17F Global Potash ShipmentsMil Tonnes KCl Source: Company Reports, CRU and Mosaic 61-63 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16E 17F Million Tonnes KCl Brazil MOP Shipments Source: Company Reports, CRU and Mosaic 0.0 1.0 2.0 3.0 4.0 5.0 6.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16E 17F Million Tonnes KCl Malaysia+Indonesia MOP Shipments Indonesia Malaysia Source: CRU and Mosaic

DAP Margins Turn Up in Q3 8 200 225 250 275 300 325 350 Jan-14 Jul-14 Dec-14 Jul-15 Dec-15 Jun-16 $ Tonne DAP Benchmark Stripping Margin Calculated from Published Weekly Spot Prices Source: Argus FMB 300 325 350 375 400 425 450 475 500 525 550 Jan-14 Jul-14 Dec-14 Jul-15 Dec-15 Jun-16 $ Tonne DAP/MAP Prices Published Weekly Spot Prices DAP NOLA MAP Brazil Source: Argus FMB 50 75 100 125 150 175 200 300 400 500 600 700 Jan-14 Jul-14 Dec-14 Jul-15 Dec-15 Jun-16 Sulphur $ LT Ammonia $ Tonne Weekly Raw Materials Prices c&f Tampa Ammonia Sulphur Source: Argus FMB

Positive Demand Outlook 9 66-68 30 35 40 45 50 55 60 65 70 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16E 17F Global Phosphate ShipmentsMMT Product DAP/MAP/NPS/TSP Source: CRU and Mosaic 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16E17F Latin America less Brazil DAP/MAP/NPS/TSP Shipments DAP MAP NPS TSP Million Tonnes Source: CRU and Mosaic 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16E17F Asia/Oceania less China and India DAP/MAP/NPS/TSP Shipments DAP MAP NPS TSP Millon Tonnes Source: CRU and Mosaic

Expected China Capacity Rationalization 10 “The country’s phosphate fertilizer capacity will be controlled at 22 million tpy (P2O5) by 2020, and some outdated plants will be phased out in the 2016-2020 period, eliminating 3 million tpy capacity, according to Ideas for Development of the Phosphate Fertilizer Industry in 2016-2020, which was released at the 23rd National Phosphate and Compound Fertilizer Industry Annual Conference on May 27” China Fertilizer Market Weekly June 7, 20160.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 YTD Mil Tonnes China DAP/MAP/TSP Exports Source: Fertecon, China Customs, Mosaic Sept

Financial Results Review

Visible H2 Improvement 12 $0.73  $(0.03) $0.11  $0.14 $0.06 $0.41 ‐$0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Q1'16 Q2'16 Q3'16 Earnings Per Share Adjusted Earnings Per Share *Additional discussion of adjusted earnings per share, including reconciliations to earnings per share for the periods presented, and for historical  periods, are provided in the Q3 2016 supplemental performance data that is available on Mosaic’s website at http://investors.mosaicco.com under “Financial Information – Quarterly Earnings.”

Controlling Operating Expenses 13 $394  $382  $361  $230   $200  $250  $300  $350  $400  $450 2013 2014 2015 2016F $330 $315 Guidance range $ Millions SG&A YTD Q3 SG&A: lowest in 9 years, despite adding CF  phosphates and ADM Distribution

$900  $800  $800   $‐  $200  $400  $600  $800  $1,000  $1,200  $1,400  $1,600  $1,800 2013 2014 2015 2016F 2017E 2018E 2019E Sustaining Capex Growth Capex Total Capex Investment in Ma'aden And Capital Spending 14 $ Millions Down ~50% From Peak

Potash Guidance Potash 2016 Q4 Sales Volumes 1.9 to 2.1 million tonnes Q4 MOP Selling Price $160 to $175 per tonne Q4 Gross Margin Rate Mid-teens Q4 Operating Rate Around 75 percent Full Year Sales Volumes 7.7 to 7.9 million tonnes Global Shipments 59 to 60 million tonnes 15

Phosphates Guidance Phosphates 2016 Q4 Sales Volumes 2.1 to 2.4 million tonnes Q4 DAP Selling Price $300 to $330 per tonne Q4 Gross Margin Rate Upper single digits Q4 Operating Rate Around 85 percent Full Year Sales Volumes 9.3 to 9.6 million tonnes Global Shipments 65 to 66 million tonnes 16

International Distribution Guidance International Distribution 2016 Q4 Sales Volumes 1.7 to 1.9 million tonnes Q4 Gross Margin per Tonne Around $20 per tonne Full Year Sales Volumes 6.6 to 6.8 million tonnes 17 Narrower range: sold out  position in 4th quarter

Full-Year Guidance Summary Consolidated Full-Year 2016 Total SG&A $315 to $330 million Capital Expenditures and Equity Investments $1.0 to $1.1 billion Effective Tax Rate Approximately zero percent 18 Potash 2016 Full-Year Canadian Resources Taxes (CRT) $95 to $110 million Full-Year Brine Management Costs $150 to $170 million

Closing Commentary

Appendix

Phosphates Segment Highlights Key  Drivers: • The year‐over‐year decrease in net sales is driven by lower selling prices. • The year‐over‐year change in gross margin primarily reflects lower finished product selling prices, partially  offset by lower realized ammonia and sulfur costs and higher sales volumes.  $ In millions, except DAP price Q3 2016 Q2 2016 Q3 2015 Net sales $930 $976 $1,032 Gross margin $101 $100 $199 Percent of net sales 11% 10% 19% Operating earnings $10 $12 $157 Sales volumes 2.5 2.4 2.1 Production volume(a) 2.5 2.4 2.4 Finished product operating  rate 84% 82% 83% Avg DAP selling price $326 $343 $451 (a) Includes crop nutrient dry concentrates and animal feed ingredients 0 50 100 150 200 250 300 350 Q3 2015 OE Raw materials Sales volumes Sales price Other Q3 2016 OE OPERATING EARNINGS BRIDGE $ IN MILLIONS 21

Potash Segment Highlights 22 Key  Drivers: • The decrease in net  sales compared to prior year was driven primarily by lower average realized prices. • The year‐over‐year decrease in gross margin was driven by lower selling prices, partially offset by higher sales  volumes.  The negative impact of a lower operating rate was offset by benefits from cost savings. $ In millions, except MOP price Q3 2016 Q2 2016 Q3 2015 Net sales $428 $457 $492 Gross margin $40 $53 $97 Percent of net sales 9% 12% 20% Canadian resource taxes (CRT) $14 $38 $59 Gross margin (excluding CRT)* $54 $91 $156 Percent of net sales   (excluding CRT)* 13% 20% 32% Operating earnings $7 $18 $66 Sales volumes 2.2 2.0 1.6 Production volume 1.7 1.8 1.8 Production operating rate 63% 67% 67% Avg MOP selling price $160 $178 265 0 50 100 150 200 250 Q3 2015 OE Sales volumes Resource taxes & royalties Production and other Sales price Q3 2016 OE OPERATING EARNINGS BRIDGE $ IN MILLIONS *Additional information on our presentation of non‐GAAP measures and reconciliations to the most directly comparable GAAP measures are provided in the  Q3 2016 supplemental performance data that is available on Mosaic’s website at http://investors.mosaicco.com under “Financial Information – Quarterly  Earnings.”

International Distribution Segment Highlights Key  Drivers: • The increase in net sales was driven by higher sales volumes, partially offset by lower average selling prices. • Operating earnings increased by $6 million from last year, primarily reflecting the lower product costs. 23 $ In millions, except Blends price Q3 2016 Q2 2016 Q3 2015 Net sales $849 $534 $825 Gross margin 71 $5 $61 Percent of net sales 8% 1% 7% Operating earnings (loss) $50 $(11) $44 Sales volumes 2.2 1.4 2.0 Margin per tonne $32 $3 $30 Average realized price (FOB  destination) $380 $374 $400 ‐20 40 100 Q2 2015 OE Sales volumes & mix Product cost Sales price Other Q2 2016 OE OPERATING EARNINGS BRIDGE $ IN MILLIONS

Q3 2016 Percent Ammonia ($/tonnes) Realized in COGS $287  Average Purchase Price $274 Sulfur ($/ton) Realized in COGS $93 Average Purchase Price $87  Phosphate rock (realized in COGS) ('000 tonnes) U.S. mined rock 4,145 93% Purchased Miski Mayo Rock 331 7% Other Purchased Rock 10 0% Total 4,486 100% Average cost / tonne consumed rock $60 Raw Material Cost Detail 24

(a) These factors do not change in isolation; actual results could vary from the above estimates (b) Assumes no change to KMAG pricing Earnings Sensitivity to Key Drivers(a) 25 2016 Q3 Actual Change 2016 Q3 Margin % Actual % Impact on Segment Margin Pre-Tax Impact EPS Impact Marketing MOP Price ($/tonne)(b) $160  $50 9% 26% $110 $0.33 Potash Volume  (thousand tonnes) 2,208 500 9% 8% $33 $0.10 DAP Price ($/tonne) $326  $50 11% 14% $126 $0.37 Phosphate Volume  (thousand tonnes) 2,521 500 11% 4% $37 $0.11 Raw Materials Sulfur ($/lt) $93  $50 11% 5% $50 $0.15 Ammonia ($/tonne) $287  $50 11% 3% $29 $0.09

0 100 200 300 400 500 600 700 Q4  2014 Q1  2015 Q2  2015 Q3  2015 Q4  2015 Q1  2016 Q2  2016 Q3  2016 Q4  2016F Realized Costs Market Prices 0 25 50 75 100 125 150 175 Q4  2014 Q1  2015 Q2  2015 Q3  2015 Q4  2015 Q1  2016 Q2  2016 Q3  2016 Q4  2016F Realized Costs Market Prices Phosphate Raw Material Trends 26 Ammonia Sulfur ($/tonne) ($/tonne) 1. Market ammonia prices are average prices based upon Tampa C&F as reported by Fertecon 2. Market sulfur prices are average prices based upon Tampa C&F as reported by Green Markets 3. Realized raw material costs include:  ~$20/tonne of transportation, transformation and storage costs for sulfur  ~$35/tonne of transportation and storage costs for ammonia 1 2

Definition of Adjusted Net Debt/Adjusted EBITDA 27 The company targets adjusted net debt to adjusted EBITDA as a proxy for how the  rating agencies assess leverage metrics:  Adjusted net debt is defined as long‐term debt plus short‐term debt less cash  and cash equivalents, all from the balance sheet. Net debt is also adjusted to  include unfunded pension liabilities and capitalize operating leases.  Adjusted EBITDA is defined as a five year average (two historical, current, and  two forecast) of the sum of net income plus interest, adjusted to remove  foreign currency gain (loss), income tax, depreciation, depletion and  amortization, and non‐cash write‐offs.

Global Potash Shipment Forecasts by Region (November 1, 2016) Muriate of Potash Million Tonnes (KCl) 2015 Nov Low 2016F Nov High 2016F Nov Low 2017F Nov High 2017F Comments China 15.9 13.0 13.3 13.7 14.2 While still projecting a sharp drop in shipments this year due to the delayed settlement of 2016 contracts  and a drawdown of channel stocks, we have tempered this decline modestly versus our last forecast.   Imports through the first three quarters of the year were down 29% (or 1.8mmt) y‐o‐y.  We do not  anticipate that changes to government support policies to discourage corn plantings (which have been  softened somewhat by recent, offsetting, policies) will have a material adverse impact on demand in  2017, with demand rebounding to ~14 mmt. India 4.0 4.1 4.3 4.4 4.7 High inventories at the beginning of the year and lackluster uptake in the first three quarters of the year  have led us to trim our expectations for the calendar year.  That noted, with a good monsoon now in the  books, relatively low potash prices, a workable subsidy and strong local ag commodity prices, we expect  demand to be robust in the upcoming Rabi season.  Inventories have been pulled down and at the end of  September stood stand at less than half the level of a year ago.  Our unchanged forecast for 2017 calls  for a demand rebound, with stability of the rupee a wildcard.  Indonesia/ Malaysia 4.3 4.4 4.6 5.0 5.2 Shipments in 2016 have been disappointing due to the lingering impacts of last season’s El Niño, but we  are now seeing a resurgence in demand as fundamentals – better rainfall, lower K prices and a strong  rebound in palm oil prices – begin driving a meaningful increase in 2017. Europe and FSU 10.5 10.4 10.6 10.6 10.8 Shipments in 2016 have once again been revised slightly higher on better than expected demand,  particularly in Russia. Our 2017 forecast calls for a moderate expansion to replace big soil nutrient  drawdowns this year and to meet the boost in production of NPKs. Brazil 8.7 9.0 9.2 9.2 9.5 Near‐record local currency prices for soybeans, corn, sugar, cotton and coffee have led to a big demand  pull (monthly fertilizer shipments in each month Jun‐Sep have set all‐time records). Potash shipments  through September are up 8% from a year ago, while imports are up just 1% y‐o‐y and domestic  production is broadly flat, implying a sizable drawdown in channel inventories.  We continue to expect  these constructive market conditions to carry over into 2017, underpinning our forecast for shipments to  surpass the 2014 high of 9.3 mmt. North America 8.9 8.9 9.1 8.8 9.0 We continue to expect a very solid fall season as a result of large potash withdrawals this year and the  low cost of rebuilding soil potassium levels.  In 2017, we anticipate a modest pullback in corn acreage,  but that is expected to result in only a minor decrease in shipments. Other 9.1 9.0 9.2 9.3 9.6 Our 2016 forecast is unchanged, as the lower reset in benchmark contract prices has provided a floor in  spot market pricing that appears to be pushing stronger demand in the second half.  Our 2017 forecast is  revised slightly lower on rebalancing of shipments in several countries. Total 61.3 58.8 60.3 61.0 63.0 Our 2016 global shipments point estimate is unchanged at 59.6 million tonnes within a range of 59‐60  mmt, with downward revisions in a few geographies offset by increases elsewhere.  Our shipment  forecast for 2017 is also unchanged at 61‐63mmt, driven by increases in Asia, with a point estimate in  the middle of the range.  Shipment growth is expected to benefit from what we believe will be a sizable  pullback in channel inventories by the close of 2016.  Source:  CRU and Mosaic. Numbers may not sum to total due to rounding.

Global Phosphate Shipment Forecasts by Region (November 1, 2016) Source: CRU and Mosaic. Numbers may not sum to total due to rounding. * NPS products included in this analysis are those with a combined N and P2O5 nutrient content of 45 units or greater.  Million Tonnes DAP/MAP/NPS*/TSP 2015 Nov Low 2016F Nov High 2016F Nov Low 2017F Nov High 2017F Comments China 19.6 18.7 18.9 19.0 19.3 We have slightly trimmed our 2016 forecast on a slow start to the winter stockpiling program, as  domestic prices are trading at a significant premium to export values (after steady erosion of the latter  over the last several weeks).  Lower stocks and domestic prices set the stage for a rebound next year,  though we have lowered expectations slightly for next year as well. India 9.2 9.0 9.1 9.3 9.5 High inventories to start the year and tepid demand (through September, calendar year shipments were  running about 100,000 tonnes lower than a year ago) have led us to trim our expectations for 2016  despite the good monsoon, historically‐low DAP prices, workable subsidy and strong local ag prices.  We  have pared back our expectations for 2017 as well, but expect the strong drivers noted above to carry  through 2017, provided that the rupee remains stable. Other Asia/Oceania 8.6 8.5 8.7 8.6 8.9 We have revised higher our expectations for other parts of Asia (most notably Pakistan) on the strength  of imports year‐to‐date.  We had made a small upward adjustment last quarter due to higher crop  prices, more moderate P prices, low channel inventories, improved weather and more stable forex rates,  but clearly underestimated their potential impact.  Our 2017 forecast calls for incremental gains, as we  expect the positive drivers to persist. Europe and FSU 5.0 5.1 5.2 5.1 5.3 Our 2016 and 2017 forecasts are unchanged.  Big harvests this year imply large P replacement  requirements, but macro uncertainties and weaker farm economics in Europe remain a drag. Brazil 6.9 7.5 7.6 7.6 7.9 Near‐record local currency prices for Brazil’s main crops have led to a big demand pull, with monthly  fertilizer shipments in each month Jun‐Sep setting records.  Phosphate shipments through Q3 are up 6%  y‐o‐y, while imports and domestic production have been broadly flat, implying a sizable inventory  drawdown.  We expect profitable farm economics will drive record‐setting demand again next year, with  both 2016 and 2017 forecasts adjusted slightly higher. Other Latin America 2.7 3.4 3.5 3.6 3.7 Forecasts for both 2016 and 2017 are unchanged.  Higher local‐currency ag commodity prices and low  fertilizer prices continue to fuel a strong rebound in demand.  It is apparent that Argentina’s decision not  to lower their soybean export tariff next year is not having a deleterious impact on P demand and has  been offset by higher corn area. North America 8.9 8.9 9.1 8.9 9.1 2016 shipments were revised down modestly as a result of the tepid start to the fall season (though it is  expected to ramp up sharply over the next two weeks, as the large P removal from this year’s big crop is  replaced).  Demand is expected to be broadly flat next year. Other 3.8 4.0 4.1 4.0 4.3 Our 2016 and 2017 forecasts are revised higher, driven by lower than expected inventories to start 2016  and stronger than expected rebounds in demand in both Africa and the Middle East. Total 64.8 65.1 66.2 66.1 68.0 Our 2016 point estimate of 65.6 million tonnes is again unchanged, with lowered expectations in some  countries (e.g. India and North America) offset by increased expectations in others (e.g. Pakistan and  Brazil).  Our shipment forecast for 2017 continues to call for an increase to 66‐68 million tonnes, with a  point estimate in the middle of the range. Source:       i . Nu bers  ay not su  to t t l d  t  r i .